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                                                                  Exhibit 10 (a)

                            INDEMNIFICATION AGREEMENT

                  THIS AGREEMENT is made and entered into as of the 21st day of February, 2002 ("Agreement"), by and between InterTAN, Inc., a Delaware corporation ("Company"), and James P. Maddox ("Indemnitee").

                                    RECITALS:

                  WHEREAS, highly competent persons have become more reluctant to serve publicly-held corporations as directors or officers in other capacities unless they are provided with adequate protection through insurance or adequate indemnification against inordinate risks of claims and actions against them arising out of their service to, and activities on behalf of, the corporation; this is because such persons in service to corporations are being increasingly subjected to expensive and time-consuming litigation relating to, among other things, matters that traditionally would have been brought only against the corporation or business enterprise itself; and

                  WHEREAS, the Board of Directors of the Company (the "Board") has determined that, to attract and retain qualified individuals, the Company will attempt to maintain on an ongoing basis, at its sole expense, liability insurance to protect persons serving the Company and its subsidiaries from certain liabilities; and

                  WHEREAS, the Board has determined that the increased difficulty in attracting and retaining such persons is detrimental to the best interests of the Company's stockholders and that the Company should act to assure such persons that there will be increased certainty of such protection in the future; and

                  WHEREAS, it is reasonable, prudent and necessary for the Company contractually to obligate itself to indemnify, and to advance expenses on behalf of, such persons to the fullest extent permitted by applicable law so that they will serve or continue to serve the Company free from undue concern that they will not be so indemnified; and

                  WHEREAS, this Agreement is a supplement to and in furtherance of the Bylaws of the Company and any resolutions adopted pursuant thereto, and shall not be deemed a substitute therefore, nor to diminish or abrogate any rights of Indemnitee thereunder; and

                  WHEREAS, each of Section 145 of the General Corporation Law of the State of Delaware ("DGCL") and the Bylaws is nonexclusive, and therefore contemplates that contracts may be entered into with respect to indemnification of directors, officers and employees; and

                  WHEREAS, Indemnitee is willing to serve, continue to serve and to take on additional service for or on behalf of the Company on the condition that he be so indemnified;

                  NOW, THEREFORE, in consideration of the premises and the covenants contained herein, the Company and Indemnitee hereby covenant and agree as follows:

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                  Section 1.        Services by Indemnitee. Indemnitee agrees to
continue to serve as a director or officer of the Company. Indemnitee may at any time and for any reason resign from such position (subject to any other contractual obligation or any obligation imposed by operation of law), in which event the Company shall have no obligation under this Agreement to continue Indemnitee in such position. This Agreement shall not be deemed an employment contract between the Company (or any of its subsidiaries) and Indemnitee. This Agreement shall continue in force after Indemnitee has ceased to serve as a director or officer of the Company.

                  Section 2. Indemnification - General. The Company shall indemnify, and advance Expenses (as hereinafter defined) to, Indemnitee (a) as provided in this Agreement and (b) to the fullest extent permitted by applicable law in effect on the date hereof and as amended from time to time. The rights of Indemnitee provided under the preceding sentence shall include, but shall not be limited to, the rights set forth in the other Sections of this Agreement.

                  Section 3. Proceedings Other Than Proceedings by or in the Right of the Company. Indemnitee shall be indemnified under this Section 3 if, by reason of his Corporate Status (as hereinafter defined), he is, or is threatened to be made, a party to or a participant in any threatened, pending, or completed Proceeding (as hereinafter defined), other than a Proceeding by or in the right of the Company. Pursuant to this Section 3, Indemnitee shall be indemnified against all Expenses, judgments, penalties, fines and amounts paid in settlement actually and reasonably incurred by him or on his behalf in connection with such Proceeding or any claim, issue or matter therein, if he acted in Good Faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company and, with respect to any criminal Proceeding, had no reasonable cause to believe his conduct was unlawful.

                  Section 4. Proceedings by or in the Right of the Company. Indemnitee shall be indemnified under this Section 4 if, by reason of his Corporate Status, he is, or is threatened to be made, a party to or a participant in any threatened, pending or completed Proceeding brought by or in the right of the Company to procure a judgment in its favor. Pursuant to this
Section 4, Indemnitee shall be indemnified against all Expenses actually and reasonably incurred by him or on his behalf in connection with such Proceeding if he acted in Good Faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company; provided that if applicable law so provides, no indemnification against such Expenses shall be made in respect of any claim, issue or matter in such Proceeding as to which Indemnitee shall have been adjudged to be liable to the Company unless and to the extent that the Court of Chancery of the State of Delaware, or the court in which such Proceeding shall have been brought or is pending, shall determine that such indemnification may be made.

                  Section 5. Indemnification for Expenses of a Party Who is Wholly or Partly Successful. Notwithstanding any other provision of this Agreement, to the extent that Indemnitee is, by reason of his Corporate Status, a party to (or a participant in) and is successful, on the merits or otherwise, in any Proceeding (including dismissal without prejudice), he shall be indemnified to the maximum extent permitted by law against all Expenses actually and reasonably incurred by him or on his behalf in connection therewith. If Indemnitee is not wholly successful in such Proceeding but is successful, on the merits or otherwise, as to one or more but less than all claims, issues or matters

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in such Proceeding, the Company shall indemnify Indemnitee against all
Expenses actually and reasonably incurred by him or on his behalf in connection with each successfully resolved claim, issue or matter. For purposes of this Section and without limitation, the termination of any claim, issue or matter in such a Proceeding by dismissal, with or without prejudice, shall be deemed to be a successful result as to such claim, issue or matter.

                  Section 6.        Indemnification for Expenses of a Witness.
Notwithstanding any other provision of this Agreement, to the extent that Indemnitee is, by reason of his Corporate Status, a witness in any Proceeding to which Indemnitee is not a party, he shall be indemnified against all Expenses actually and reasonably incurred by him or on his behalf in connection therewith; provided that he shall not be paid for time spent as such.

                  Section 7. Advancement of Expenses. Notwithstanding any provision of this Agreement to the contrary, the Company shall advance all reasonable Expenses incurred by or on behalf of Indemnitee in connection with any Proceeding in which Indemnitee is involved by reason of Indemnitee's Corporate Status within 10 days after the receipt by the Company of a statement or statements from Indemnitee requesting such advance or advances from time to time, whether prior to or after final disposition of such Proceeding. Such statement or statements shall reasonably evidence the Expenses incurred by Indemnitee. Indemnitee hereby undertakes to repay any Expenses advanced if it shall ultimately be determined that Indemnitee is not entitled to be indemnified against such Expenses. Any advances and undertakings to repay pursuant to this
Section 7 shall be unsecured and interest free.

                  Section 8. Procedure For Determination of Entitlement to Indemnification.

                         (a)        To obtain  indemnification  under  this
Agreement, Indemnitee shall submit to the Company a written request, including therein or therewith such documentation and information as is reasonably available to Indemnitee and is reasonably necessary to determine whether and to what extent Indemnitee is entitled to indemnification.
The Secretary of the Company shall, promptly upon receipt of such a request for indemnification, advise the Board in writing that Indemnitee has requested indemnification.

                         (b)        Upon  written  request by  Indemnitee  for
indemnification  pursuant  to the first  sentence of
Section 8(a), a determination, if required by applicable law, with respect to Indemnitee's entitlement thereto shall be made in the specific case, unless Indemnitee and the Company agree otherwise, by Independent Counsel (as hereinafter defined) in a written opinion to the Board of Directors, a copy of which shall be delivered to Indemnitee; and, if it is determined that Indemnitee is entitled to indemnification, payment to Indemnitee shall be made within 10 days after such determination. Indemnitee shall cooperate with the person, persons or firm making such determination with respect to Indemnitee's entitlement to indemnification, including providing to such person, persons or firm upon reasonable advance request any documentation or information that is not privileged or otherwise protected from disclosure and that is reasonably available to Indemnitee and reasonably necessary to such determination. Any costs or expenses (including attorneys' fees and disbursements) incurred by Indemnitee in so cooperating with the person, persons or firm making such determination shall be paid by the Company (irrespective of the determination

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as to Indemnitee's entitlement to indemnification) and the Company hereby indemnifies and agrees to hold Indemnitee harmless therefrom.

                         (c)        The  Independent  Counsel  referred  to in
Section 8(b) shall be selected as provided in this Section 8(c). The Independent Counsel shall be selected by the Board of Directors, and the Company shall give written notice to Indemnitee advising him of the identity of the Independent Counsel so selected. Within 10 days after such written notice of selection shall have been given, Indemnitee may deliver to the Company a written objection to such selection; provided that such objection may be asserted only on the ground that the Independent Counsel so selected does not meet the requirements of "Independent Counsel" as defined in Section 17, and the objection shall set forth with particularity the factual basis of such assertion. Absent a proper and timely objection, the person so selected shall act as Independent Counsel. If such written objection is so made, the Independent Counsel so selected may not serve as Independent Counsel unless and until such objection is withdrawn or a court has determined that such objection is without merit. If, within 20 days after submission by Indemnitee of a written request for indemnification pursuant to Section 8(a), no Independent Counsel shall have been selected and not objected to, Indemnitee may petition the Court of Chancery of the State of Delaware or other court of competent jurisdiction for resolution of any objection that shall have been made by Indemnitee to the Company's selection of Independent Counsel and/or for the appointment as Independent Counsel of a person selected by the Court or by such other person as the Court shall designate, and the person with respect to whom all objections are so resolved or the person so appointed shall then act as Independent Counsel under Section 8(b). Upon the due commencement of any judicial proceeding or arbitration pursuant to Section 10(a), Independent Counsel shall be discharged and relieved of any further responsibility in such capacity (subject to the applicable standards of professional conduct then prevailing).

                         (d)        The Company shall not be required to obtain
the consent of Indemnitee to the settlement of any Proceeding the Company has undertaken to defend if the Company assumes full and sole responsibility for such settlement and the settlement grants Indemnitee a complete and unqualified release in respect of the potential liability. The Company shall not be liable for any amount paid by the Indemnitee in settlement of any Proceeding that is not defended by the Company, unless the Company has consented to such settlement, which consent shall not be unreasonably withheld.

                  Section 9. Presumptions; Reliance and Effect of Certain Proceedings.

                         (a)        In making a determination with respect to
entitlement to indemnification hereunder, the person, persons or firm making such determination shall presume that Indemnitee is entitled to indemnification under this Agreement if Indemnitee has submitted a request for indemnification in accordance with Section 8(a) and the Company shall have the burden of proof to overcome that presumption in connection with the making by any person, persons or firm of any determination contrary to that presumption. Neither the failure of Independent Legal Counsel to have made a determination prior to the commencement of any action pursuant to this Agreement that indemnification is proper in the circumstances because Indemnitee has met the applicable standard of

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conduct, nor an actual determination thereby that Indemnitee has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that Indemnitee has not met the applicable standard of conduct.

                         (b)        If the person,  persons or firm  empowered
under Section 8 to determine whether Indemnitee is entitled to indemnification shall not have made a determination within 60 days after receipt by the Company of the request therefore, the requisite determination of entitlement to indemnification shall be deemed to have been made and Indemnitee shall be entitled to such indemnification, absent (i) a misstatement by Indemnitee of a material fact, or an omission of a material fact necessary to make Indemnitee's statement not materially misleading, in connection with the request for indemnification, or (ii) a prohibition of such indemnification under applicable law; provided that such 60-day period may be extended for a reasonable time, not to exceed an additional 30 days, if the person, persons or firm making the determination with respect to entitlement to indemnification in good faith requests in writing such additional time for the obtaining or evaluating of documentation and/or information relating thereto.

                         (c)        The termination of any Proceeding or of any
claim, issue or matter therein, by judgment, order, settlement or conviction, or upon a plea of nolo contend ere or its equivalent, shall not (except as otherwise expressly provided in this Agreement) of itself adversely affect the right of Indemnitee to indemnification or create a presumption that Indemnitee did not act in Good Faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Company or, with respect to any criminal Proceeding, that Indemnitee had reasonable cause to believe his conduct was unlawful.

                         (d)        For purposes of any  determination  of Good
Faith, Indemnitee shall be deemed to have acted in Good Faith if Indemnitee's action is based on the records or books of account of the Enterprise, including financial statements, or on information supplied to Indemnitee by the officers, agents or employees of the Enterprise in the course of their duties, or on the advice of legal counsel for the Enterprise or on information or records given or reports made to the Enterprise by an independent certified public accountant or by an appraiser, financial advisor or other expert or professional selected with reasonable care by the Enterprise. The provisions of this Section 9(d) shall not be deemed to be exclusive or to limit in any way the other circumstances in which the Indemnitee may be deemed to have met the applicable standard of conduct set forth in this Agreement.

                         (e)        The knowledge and/or actions, or failure to
act, of any director, officer, agent or employee of the Enterprise shall not be imputed to Indemnitee for purposes of determining the right to indemnification under this Agreement.

                  Section 10.       Remedies of Indemnitee.

                         (a)        If (i) a  determination  is made  pursuant
to Section 8 that Indemnitee is not entitled to indemnification under this Agreement, (ii) advancement of Expenses is not timely made pursuant to Section 7, (iii) no determination of entitlement to indemnification shall have been made pursuant to Section 8(b) within 90 days after receipt by the Company of the request for indemnification, (iv) payment of indemnification is not made pursuant to Section 5, Section 6, the

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last sentence of Section 8(b) or the last sentence of Section 17(g) within
10 days after receipt by the Company of a written request therefore, or (v) payment of indemnification pursuant to Section 3 or Section 4 is not made within 10 days after a determination has been made that Indemnitee is entitled to indemnification, Indemnitee shall be entitled to an adjudication by the Court of Chancery of the State of Delaware of his entitlement to such indemnification or advancement of Expenses. Alternatively, Indemnitee, at his option, may seek an award in arbitration to be conducted by a single arbitrator pursuant to the Commercial Arbitration Rules of the American Arbitration Association. Indemnitee shall commence such proceeding seeking an adjudication or an award in arbitration within 180 days following the date on which Indemnitee first has the right to commence such proceeding pursuant to this
Section 10(a); provided that the foregoing clause shall not apply in respect of a proceeding brought by Indemnitee to enforce his rights under Section 5. The Company shall not oppose Indemnitee's right to seek any such adjudication or award in arbitration.

                         (b)        If a  determination  shall  have been made
pursuant to Section 8(b) that Indemnitee is not entitled to indemnification, any judicial proceeding or arbitration commenced pursuant to this Section 10 shall be conducted in all respects as a de novo trial, or arbitration, on the merits and Indemnitee shall not be prejudiced by reason of that adverse determination.

                         (c)        If a determination  shall have been made
pursuant to Section 8(b) that Indemnitee is entitled to indemnification, the Company shall be bound by such determination in any judicial proceeding or arbitration commenced pursuant to this Section 10, absent (i) a misstatement by Indemnitee of a material fact, or an omission of a material fact necessary to make Indemnitee's statements not materially misleading, in connection with the request for indemnification, or (ii) a prohibition of such indemnification under applicable law.

                         (d)        If  Indemnitee,  pursuant to this  Section
10, seeks a judicial adjudication of or an award in arbitration to enforce his rights under, or to recover damages for breach of, this Agreement, Indemnitee shall be entitled to recover from the Company, and shall be indemnified by the Company against, any and all expenses (of the types described in the definition of Expenses in Section 17 of this Agreement) actually and reasonably incurred by him in such judicial adjudication or arbitration unless it shall be finally determined by the court or arbitrator before which such claim was brought that it was brought in bad faith. Even if it shall be determined in such judicial adjudication or arbitration that Indemnitee is entitled to receive part but not all of the indemnification or advancement of Expenses sought, the expenses incurred by Indemnitee in connection with such judicial adjudication or arbitration shall be paid in full.

                         (e)        The Company  shall be  precluded  from
asserting in any judicial proceeding or arbitration commenced pursuant to this
Section 10 that the procedures and presumptions of this Agreement are not valid, binding and enforceable and hereby stipulates, and shall so stipulate in any such court or before any such arbitrator, that the Company is bound by all the provisions of this Agreement.
                  Section 11.       Nonexclusivity; Insurance; Subrogation.

                         (a)        The rights of  indemnification  and to
receive advancement of Expenses as provided by this Agreement shall not be deemed exclusive of any other rights to which Indemnitee

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may at any time be entitled under applicable law, the Company's Certificate of
Incorporation, the Company's Bylaws, any agreement, a vote of stockholders or a resolution of directors, or otherwise. No amendment, alteration or repeal of this Agreement or of any provision hereof shall limit or restrict any right of Indemnitee under this Agreement in respect of any action taken or omitted by such Indemnitee in his Corporate Status prior to such amendment, alteration or repeal. To the extent that a change in the DGCL, whether by statute or judicial decision, permits greater indemnification or advancement of Expenses than would be afforded currently under the Company's Certificate of Incorporation, Bylaws and this Agreement, it is the agreement and intent of the parties hereto that Indemnitee shall enjoy by this Agreement the greater benefits so afforded by such change. No right or remedy herein conferred is intended to be exclusive of any other right or remedy, and every other right and remedy shall be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other right or remedy.

                         (b)        To the extent that the Company  maintains an
insurance policy or policies providing liability insurance for directors, officers, employees, or agents of the Company or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise such person serves at the request of the Company, Indemnitee shall be covered by such policy or policies in accordance with its or their terms to the maximum extent of the coverage available for any such director, officer, employee or agent under such policy or policies.

                         (c)        In the event of any payment under this
Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all documents required and take all action necessary to secure such rights, including execution of such documents as are necessary to enable the Company to bring suit to enforce such rights.

                         (d)        The Company  shall not be liable under this
Agreement to make any payment of amounts otherwise indemnifiable (or for which advancement is provided hereunder) hereunder if and to the extent that Indemnitee has otherwise theretofore actually received such payment under any insurance policy, contract, agreement or otherwise.

                         (e)        The Company's  obligation to indemnify or
advance Expenses hereunder to Indemnitee who is or was serving at the request of the Company as a director, officer, employee or agent of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise shall be reduced by any amount Indemnitee has actually theretofore received as indemnification or advancement of expenses from such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise.

                  Section 12. Duration of Agreement. This Agreement shall continue until and terminate upon the later of: (i) 10 years after the date that Indemnitee shall have ceased to serve as a director or officer of the Company (or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise that Indemnitee served at the request of the Company); or (ii) the final termination of any Proceeding then pending in respect of which Indemnitee is granted

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rights of indemnification or advancement of Expenses hereunder and of any proceeding commenced by Indemnitee pursuant to Section 10 relating thereto. This Agreement shall be binding upon the Company and its successors and assigns and shall inure to the benefit of Indemnitee and his heirs, executors and administrators.

                  Section 13. Severability. If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (i) the validity, legality and enforceability of the remaining provisions of this Agreement (including without limitation each portion of any Section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby and shall remain enforceable to the fullest extent permitted by law; (ii) such provision or provisions shall be deemed reformed to the extent necessary to conform to applicable law and to give the maximum effect to the intent of the parties hereto; and (iii) to the fullest extent possible, the provisions of this Agreement (including without limitation each portion of any Section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested thereby.

                  Section 14. Exception to Right of Indemnification or Advancement of Expenses. Notwithstanding any other provision of this Agreement, but subject to Section 10, Indemnitee shall not be entitled to indemnification or advancement of Expenses under this Agreement with respect to any Proceeding brought by Indemnitee, or any claim therein, unless the bringing of such Proceeding or making of such claim shall have been approved by the Board of Directors.

                  Section 15. Identical Counterparts. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute one and the same Agreement. Only one such counterpart signed by the party against whom enforceability is sought needs to be produced to evidence the existence of this Agreement.

                  Section 16. Headings. The headings of the paragraphs of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof.

                  Section 17.       Definitions.  For purposes or this
Agreement:

                         (a)        "Corporate Status" describes the status of a
person who is or was a director, officer, employee or agent of the Company or of any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise that such person is or was serving at the request of the Company.

                         (b)        "Disinterested  Director"  means a director
of the Company who is not and was not a party to the Proceeding in respect of which indemnification is sought by Indemnitee.

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                         (c)        "Effective Date" means the date first above
written.

                         (d)        "Enterprise"  shall mean the  Company and
any other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise of which Indemnitee is or was serving at the request of the Company as a director, officer, employee, agent or fiduciary.

                         (e)        "Expenses" shall include all reasonable
attorneys' fees, retainers, court costs, transcript costs, fees of experts, witness fees, travel and lodging expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, and all other disbursements or expenses of the types customarily incurred in connection with prosecuting, defending, preparing to prosecute or defend, investigating, being or preparing to be a witness in, or otherwise participating in, a Proceeding.

                         (f)        "Good  Faith"  shall  mean  Indemnitee
having acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, and, with respect to any criminal Proceeding, having had no reasonable cause to believe Indemnitee's conduct was unlawful.

                         (g)        "Independent  Counsel"  means a law  firm,
or a member of a law firm, that is experienced in matters of corporation law and neither presently is, nor in the past five years has been, retained to represent: (i) the Company or any affiliate thereof or Indemnitee (other than with respect to matters concerning the Indemnitee under this Agreement, or of other indemnitees under similar indemnification agreements), or (ii) any other party to the Proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term "Independent Counsel" shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing the Company or Indemnitee in an action to determine Indemnitee's rights under this Agreement. The Company shall promptly pay the reasonable fees and expenses of the Independent Counsel referred to above and shall fully indemnify such counsel against any and all Expenses, claims, liabilities and damages arising out of or relating to this Agreement or its engagement pursuant hereto.

                         (h)        "Proceeding" includes any threatened,
pending or completed action, suit, arbitration, alternate dispute resolution mechanism, investigation, inquiry, administrative hearing or any other actual, threatened or completed proceeding, whether brought by or in the right of the Company or otherwise and whether civil, criminal, administrative or investigative, in which Indemnitee was, is or will be involved as a party or otherwise, by reason of the fact that Indemnitee is or was a director or officer of the Company, by reason of any action taken by him or of any inaction on his part while acting as director or officer of the Company, or by reason of the fact that he is or was serving at the request of the Company as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, in each case whether or not he is acting or serving in any such capacity at the time any liability or expense is incurred for which indemnification or advancement of expenses can be provided under this Agreement; except one initiated by a Indemnitee pursuant to Section 10 to enforce his rights under this Agreement.

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                         (i)        References to "other  enterprise"  shall
include employee benefit plans; references to "fines" shall include any excise tax assessed with respect to any employee benefit plan; references to "serving at the request of the Company" shall include any service as a director, officer, employee or agent of the Company that imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, as participants or beneficiaries; and a person who acted in good faith and in the manner he reasonably believed to be in the interests of the participants and beneficiaries of an employee benefit plan shall not be deemed to have acted in manner "not opposed to the best interests of the Company" as referred to in this Agreement.

                         (j)        "Affiliate"  means  with  respect  to any
person or entity, any other person or entity that, directly or indirectly, through one or more intermediaries, controls, is controlled by or is under common control with, such person or entity.

                  Section 18.       Enforcement.

                         (a)        The Company  expressly  confirms and agrees
that it has entered into this Agreement and assumed the obligations imposed on it hereby in order to induce Indemnitee to continue to serve as a director and/or officer of the Company, and to serve upon any committee of the Board of Directors of the Company as requested by such Board, and the Company acknowledges that Indemnitee is relying upon this Agreement in serving as a director and/or officer of the Company and a member of any such committee.

                         (b)        This Agreement  constitutes the entire
agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings, oral, written and implied, between the parties hereto with respect to the subject matter hereof.

                  Section 19. Modification and Waiver. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

                  Section 20. Notice by Indemnitee. Indemnitee agrees promptly to notify the Company in writing upon being served with any summons, citation, subpoena, complaint, indictment, information or other document relating to any Proceeding or matter that may be subject to indemnification or advancement of Expenses covered hereunder. The failure of Indemnitee to so notify the Company shall not relieve the Company of any obligation it may have to the Indemnitee under this Agreement or otherwise, except to the extent the Company is materially prejudiced by such failure.

                  Section 21. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if (i) delivered by hand and receipted for by the party to whom the notice or other communication shall have been directed,

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or (ii) mailed by certified or registered mail with postage prepaid, on the third business day after the date on which it is so mailed:

                         (a)        If to Indemnitee, to:

                                    511 Melrose Avenue
                                    Toronto, Ontario
                                    M5M 2A1


                         (b)        If to the Company, to:

                                    InterTAN, Inc.
                                    279 Bayview Drive
                                    Barrie, Ontario L4M 4W5
                                    Canada

                                    Attention: Sr. Vice President, Secretary &
                                    General Counsel


or to such other address as may have been furnished to Indemnitee by the Company or to the Company by Indemnitee, as the case may be.

                  Section 22. Contribution. To the fullest extent permissible under applicable law, if the indemnification provided for in this Agreement is unavailable to Indemnitee for any reason whatsoever, the Company, in lieu of indemnifying Indemnitee, shall contribute to the amount incurred by Indemnitee, whether for judgments, fines, penalties, excise taxes, amounts paid or to be paid in settlement and/or for Expenses, in connection with any claim relating to an indemnifiable event under this Agreement, in such proportion as is deemed fair and reasonable in light of all of the circumstances of such Proceeding in order to reflect (i) the relative benefits received by the Company and Indemnitee as a result of the event(s) and/or transaction(s) giving cause to such Proceeding; and/or (ii) the relative fault of the Company (and its directors, officers, employees and agents) and Indemnitee in connection with such event(s) and/or transaction(s).

                  Section 23. Governing Law; Submission to Jurisdiction; Appointment of Agent for Service of Process. This Agreement and the legal relations among the parties shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without regard to its conflict of laws rules. Except with respect to any arbitration commenced by Indemnitee pursuant to Section 10(a), the Company and Indemnitee hereby irrevocably and unconditionally (i) agree that any action or proceeding arising out of or in connection with this Agreement shall be brought only in the Chancery Court of the State of Delaware (the "Delaware Court"), and not in any other state or federal court in the United States of America or any court in any other country, (ii) consent to and submit to the exclusive jurisdiction of the Delaware Court for purposes of any action or proceeding arising out of or in connection with this Agreement, (iii) appoint, to the extent such party is not a resident of the State of Delaware, irrevocably CT Corporation, 1209 Orange Street, Wilmington, Delaware 19801 as its agent in the State of Delaware as such party's agent for acceptance of legal process in connection with any such action or proceeding against such party with the same legal force and validity as if served upon such party personally within the State of Delaware, (iv) waive any objection to the laying of venue of any such action or proceeding in the Delaware Court, and (v) waive, and agree not to plead or to make, any claim that any such action or proceeding brought in the Delaware Court has been brought in an improper or otherwise inconvenient forum.

         Section 24. Miscellaneous. Use of the masculine pronoun shall be deemed to include usage of the feminine pronoun where appropriate. All references in this Agreement to Sections shall be deemed to be references to Sections of this Agreement unless the context indicates otherwise.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

                          InterTAN, Inc.

                          By:     /s/ Jeffrey A. Losch
                            ----------------------------------------------
                                  Jeffrey  A. Losch
                                  Sr Vice President, Secretary & General Counsel

                                  /s/ James P. Maddox
                            ----------------------------------------------
                                  James P. Maddox

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